  EXHIBIT 10.2

STATEMENT OF WORK

Contract Value: Not Less Than $20 Million

This Statement of Work (“SOW”) is an integral part of the Master Services Agreement executed on October 21, 2023, between Cybastion Institute of Technology (“Cybastion”) and Visium Analytics, LLC (“Visium”))

This SOW specifically outlines the scope of work for the National Data Center Project in the Republic of Côte d’Ivoire and the Republic of Benin.

1.	Data Center Architecture and Design:

•	Objective: Design data centers in accordance with specific requirements and deliverables defined by the Customer, and as mutually agreed upon.

•	Scope of Work:

○	Conduct a comprehensive needs assessment in consultation with the client to define project requirements which result in derived requirements and scope of work.
○	Develop detailed architectural plans for data center construction tailored to specific requirements.
○	Manage the construction phase of the data center, overseeing the procurement of necessary subcontractors and ensuring strict adherence to timelines and quality standards.
○	Oversee the procurement of equipment, ensuring compliance with specifications.
○	Ensure compliance with industry standards and best practices.
○	Implement cutting-edge technologies for optimal energy efficiency.
○	Regularly review and update designs based on evolving industry trends.

2.	Power Controls and Distribution Systems:

•	Objective: Design and implement energy-efficient power controls and distribution systems to minimize consumption and costs.

•	Scope of Work:

○	Conduct a thorough analysis of power needs.
○	Design a scalable and flexible power distribution system.
○	Oversee the procurement of equipment
○	Implement intelligent power controls to optimize consumption.
○	Integrate renewable energy solutions where applicable.
○	Regularly monitor and optimize power systems for efficiency gains.

1776 K Street, NW, Suite 700, Washington, DC 20006

1

3.	Rack Layouts:

•	Objective: Design and implement optimized rack layouts to ensure efficient use of space and minimize downtime risks.

•	Scope of Work:

○	Analyze space requirements and constraints.
○	Develop detailed rack layout plans, considering specific data center requirements.
○	Implement proper connectivity and power provisions for each rack.
○	Oversee the procurement of equipment
○	Incorporate redundancy and failover strategies.
○	Conduct regular audits and adjustments to maximize space utilization.

4.	Network Topology and WAN Interfaces:

•	Objective: Design and implement a robust network topology for reliable, high-speed, and secure data transfer.

•	Scope of Work:

○	Assess data transfer requirements and traffic patterns.
○	Develop a scalable and redundant network architecture.
○	Oversee the procurement of equipment
○	Implement high-speed WAN interfaces for efficient communication.
○	Ensure security through encryption, access controls, and intrusion prevention.
○	Conduct regular performance assessments and optimizations.

5.	Comprehensive Security Stack Design and Implementation:

•	Objective: Design and implement a comprehensive security stack considering physical and cyber threats, ensuring the safety and integrity of the data center.

•	Scope of Work:

○	Conduct a thorough security risk assessment.
○	Design a multi-layered security architecture covering both OT and IT considerations.
○	Implement physical security measures.
○	Deploy firewalls, intrusion detection/prevention systems, and monitoring tools.
○	Regularly update and test the security stack to address emerging threats.

1776 K Street, NW, Suite 700, Washington, DC 20006

2

6.	Ongoing Training and Support:

•	Objective: Provide continuous training and support for data center operations and security.

•	Scope of Work:

○	Develop a customized training program for data center operators.
○	Conduct training sessions on data center operations, maintenance, and security protocols.
○	Provide ongoing technical support for operational issues.
○	Regularly update training materials to reflect industry best practices.
○	Offer periodic refresher courses and updates on emerging technologies.

DELIVERABLES:

•	Detailed architectural plans for data center designs.
•	Comprehensive power distribution system designs.
•	Optimized rack layout plans.
•	Network topology and WAN interface designs.
•	Detailed security stack designs.

GENERAL TERMS:

•	All designs and implementations must comply with relevant industry standards and regulations.
•	Regular progress reports and milestones will be communicated to the client.
•	The contractor is responsible for ensuring that all implemented solutions meet or exceed agreed-upon specifications.
•

This Statement of Work adheres to the terms outlined in the Master Services Agreement (“MSA”) signed on October 21, 2023, between Cybastion Institute of Technology and Visium Analytics, LLC. The MSA includes a provision that requires the presence of a performance guarantee, aligned with industry standards and deemed acceptable by Cybastion.

This Statement of Work is effective as of December 1, 2023 and will remain in effect until the completion of all specified services.

Cybastion Institute of Technology	Visium Analytics, LLC

/s/ Ketchiozo Wandji	/s/ Mark Lucky
Authorized Signature	Authorized Signature

November 22, 2023	November 20, 2023
Date	Date

1776 K Street, NW, Suite 700, Washington, DC 20006

3